UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 13, 2013

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On Monday, May 13, 2013, Celadon Group, Inc., a Delaware corporation (the "Company") entered into that certain Third Amendment to Credit Agreement (the "Third Amendment") with Bank of America, N.A., as Sole Lead Arranger (the "Arranger"), and Wells Fargo Bank, N.A., as Syndication Agent (together with the Arranger, the "Lenders"), which amends that certain Credit Agreement, dated December 7, 2010, by and among the Company and the Lenders, as amended (the "Credit Agreement").

The Third Amendment, among other things, increases the maximum available borrowing limit under the Credit Agreement from $100.0 million to $200.0 million, extends the maturity date of the Credit Agreement from August 29, 2016 to May 14, 2018, removes the minimum tangible net worth covenant, increases the maximum lease adjusted total debt to EBITDAR ratio from 3.5 to 1.0 to 4.0 to 1.0, and changes the minimum asset coverage ratio to include 70% of unencumbered equipment.  Under the Third Amendment, borrowings under the Credit Agreement bear interest at either the Agent's prime rate or at a base rate equal to LIBOR plus an applicable margin between .75% and 1.375%, which is adjusted quarterly based on the Company's lease adjusted total debt to EBITDAR ratio.

The foregoing summary of the terms and conditions of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item. 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company's obligations under the Third Amendment is incorporated by reference into this Item 2.03.

Item 9.01                  Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
10.1
Third Amendment to the Credit Agreement with Bank of America, N.A., as Administrative Agent, and Wells Fargo Bank, N.A., as Syndication Agent, which amends that certain Credit Agreement, dated December 7, 2010, as amended

	99.1	Celadon Group, Inc. press release announcing the Third Amendment to the Credit Agreement

The information contained in Item 9.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and such statements are subject to the safe harbor created by those sections, and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: May 17, 2013	By:	/s/ William E. Meek
William E. Meek
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
10.1
Third Amendment to the Credit Agreement with Bank of America, N.A., as Administrative Agent, and Wells Fargo Bank, N.A., as Syndication Agent, which amends that certain Credit Agreement, dated December 7, 2010, as amended

99.1	Celadon Group, Inc. press release announcing the Third Amendment to the Credit Agreement